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                                                                   Exhibit 10.46

                          WARRANT PURCHASE AGREEMENT

           This WARRANT PURCHASE AGREEMENT (this "Agreement") is made as of October 27, 1997 by and between PHYSICIAN HEALTH CORPORATION, a Delaware corporation (the "Company"), and PARIBAS CAPITAL FUNDING LLC (the "Purchaser").

                                R E C I T A L S
                                - - - - - - - -

           WHEREAS, the Company desires to sell to the Purchaser, and the Purchaser desires to purchase from the Company, certain common stock purchase warrants (the "Warrants") pursuant to a Warrant Agreement in the form of Exhibit A attached hereto (the "Warrant Agreement"). The Warrants will initially entitle the holder to purchase an aggregate of 1,200,000 shares of non-voting common stock, par value $.0025 per share, of the Company (the "Non-Voting Common Stock"), subject to adjustment as set forth in the Warrant Agreement and the Warrant Certificates (as hereinafter defined);

           WHEREAS, in connection with the sale of the Warrants, the parties are entering into the Joinder to Second Amended and Restated Stockholders Agreement dated as of October 27, 1997 by and among the Company and the Stockholders listed therein (the "Joinder Agreement") and the amended and restated registration rights agreement dated as of October 27, 1997 by and among the Company and the investors listed therein (the "Registration Rights Agreement");

           NOW, THEREFORE, in consideration of the foregoing recitals and mutual covenants contained herein, the parties agree as follows:

1.         Sale and Purchase of Warrants.
           -----------------------------

           The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase from the Company, subject to the conditions and restrictions contained in this Agreement and in reliance on the representations and warranties of the Company and the Purchaser contained herein, the Warrants for good and valuable consideration, receipt of which is hereby acknowledged. The Company shall issue and deliver certificates to the Purchaser evidencing the Warrants in the form of Exhibit B attached hereto (the "Warrant Certificates") concurrently with the Purchaser's execution of this Agreement and the Warrant Agreement.
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2.         Restrictions on Transfer of Warrants.
           ------------------------------------

           The transfer of the Warrants shall be limited as provided in the Warrant Certificate and Warrant Agreement.

3.         Company Representations.
           -----------------------

           The Company represents and warrants to the Purchaser as follows:

           (a) The Company (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified as a foreign corporation and is in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Company and its subsidiaries taken as a whole.

           (b) The authorized capital stock of the Company is set forth on
Schedule 1 hereto. After giving effect to the transactions on the date hereof, the outstanding shares of common stock are held by the parties and substantially in the amounts listed on Schedule 1 attached hereto. Except as set forth on
Schedule 1 hereto, there are no existing options, warrants (other than the Warrants), calls, subscriptions or other rights or other agreements or commitments obligating the Company to issue, transfer or sell any shares of its (or any of its subsidiary's) capital stock or any other securities convertible into or evidencing the right to subscribe for any such shares.

           (c) This Agreement, the Warrant Certificates, the Warrant Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by the Company and are the valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance and transfer, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

           (d) As of the date hereof, sufficient shares of the Company's Common Stock have been authorized and duly reserved for issuance pursuant to the Warrants and conversion of the

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Warrant Shares. The shares of Common Stock issuable upon the exercise of the
Warrants, when issued in accordance with the terms thereof, will be validly issued, fully paid and nonassessable.

           (e) Except for required consents that are being obtained, neither the execution, delivery or performance by the Company of this Agreement, the Warrant Certificate, the Warrant Agreement, the Joinder Agreement and the Registration Rights Agreement, nor compliance by it with the terms and provisions thereof,
(i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality applicable to it, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other agreement, contract or instrument to which the Company or any of its subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the articles of incorporation or by-laws or partnership agreements (or analogous organizational documents) or any amendments thereto of the Company or any of its subsidiaries.

           (f) No authorizations, consents or approvals of or filings with any governmental agencies or authorities are required in connection with the execution, delivery and performance of this Agreement, the Warrant Certificates, the Warrant Agreement, the Joinder Agreement or the Registration Rights Agreement by the Company.

           (g) The representations and warranties contained in Section 4 of the Subordinated Loan Agreement (as defined in the Warrant Agreement), Section 7 of the Senior Credit Agreement (as defined in the Warrant Agreement) are hereby confirmed and restated, each such representation and warranty, together with all related definitions and ancillary provisions, being hereby incorporated into this Agreement by reference as though specifically set forth in this Section.

4.         Purchaser Representations.
           -------------------------

           The Purchaser represents and warrants to the Company as follows:

           (a) The Purchaser is acquiring the Warrants for investment for its own account and not with a view to, or for the resale in connection with, the distribution or other disposition thereof.

           (b) The Purchaser will not, during the term of the Warrants, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of the Warrants except in

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accordance with the terms of this Agreement, the Warrant Certificates, the
Warrant Agreement, [the Stockholders' Agreement,] or the Registration Rights Agreement.

           (c) The Purchaser understands that the offer and sale of the Warrants and any Common Stock issuable thereunder have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and that the same cannot be sold, pledged, assigned or otherwise disposed of unless the same is subsequently registered under the Securities Act or an exemption from such registration is available.

           (d) The Purchaser is an "accredited investor" within the meaning of Regulation D under the Securities Act.

5.         Miscellaneous.
           -------------

           (a) Further Assurances. Each party hereto agrees to perform any
               ------------------
further acts and execute and deliver any document which may be reasonably necessary to carry out the intent of this Agreement.

           (b) Binding Agreement. This Agreement shall bind and inure to the
               -----------------
benefit of the successors and assigns of the Company and the Purchaser.

           (c) Amendments. This Agreement may be amended at any time by the
               ----------
written agreement and consent of the parties hereto.

           (d) Governing Law. This Agreement shall be governed by and construed
               -------------
and enforced in accordance with the laws of the State of New York, without regard to such state's conflict of laws provisions.

           (e) Entire Agreement. This Agreement, including the agreements
               ----------------
referred to herein, constitutes the entire agreement and understanding between the parties pertaining to the subject matter hereof and supersedes any and all prior agreements, whether written or oral, relating thereto.

           (f) Headings. Introductory headings at the beginning of each section
               --------
of this Agreement are solely for the convenience of the parties and shall not be deemed to be a limitation upon or description of the contents of any such section.

           (g) Conditions. Concurrently with the execution of this Agreement,
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(i) the Company shall deliver to the Purchaser an opinion of Jackson Walker
L.L.P. dated the date hereof, in the

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form set forth in Exhibit C hereto and (ii) the Purchaser shall execute the
Registration Rights Agreement and the Joinder Agreement.

           (h) Counterparts. This Agreement may be executed in two or more
               ------------
counterparts, all of which, when taken together, shall constitute one and the same instrument.

                                   * * * * *

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           IN WITNESS WHEREOF, the parties hereto have duly executed this
Warrant Purchase Agreement as of the day and year first written above.


                                       PHYSICIAN HEALTH CORPORATION

                                       By
                                         --------------------------------------
                                         Name:
                                         Title:


                                       PARIBAS CAPITAL FUNDING LLC

                                       By
                                         --------------------------------------
                                         Name:
                                         Title:

                                       By
                                         --------------------------------------
                                         Name:
                                         Title: